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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2003




                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)





                   CAYMAN ISLANDS                       0-13857                                      98-0366361
          (State or other jurisdiction of        (Commission file number)             (I.R.S. employer identification number)
           incorporation or organization)


            13135 SOUTH DAIRY ASHFORD, SUITE 800
                      SUGAR LAND, TEXAS                                                                77478
          (Address of principal executive offices)                                                  (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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                                                                        FORM 8-K


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Noble Corporation Press Release dated July 24, 2003, announcing the financial results for the quarter ended June 30, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 and in accordance with Securities and Exchange Commission Release No. 33-8126, under
Item 12, "Results of Operations and Financial Condition", by being presented under Item 9.

         On July 24, 2003, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of such press release is attached as Exhibit 99.1 and will be published in the "Newsroom" area on the Registrant's web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         The press release contains forward-looking statements about the Registrant's business, financial condition and prospects. The Registrant's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, changes in United States tax laws, or the enactment of new United States tax laws, that may result in the Registrant being subject to taxation in the United States on its worldwide earnings, other material changes in the tax laws of the United States or other countries in which the Registrant operates which could increase its effective tax rate, volatility in crude oil and natural gas prices, the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets, potential deterioration in the demand for the drilling services of the Registrant and resulting declining dayrates, changes in customers' drilling programs or budgets due to factors discussed herein or due to their own internal corporate events, the cancellation by customers of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts, intense competition in the drilling industry, changes in oil and gas drilling technology or in competitors' drilling rig fleets that could make the Registrant's drilling rigs less competitive or require major capital investment to keep them competitive, political and economic conditions in the United States and in international markets where the Registrant operates, acts of war or terrorism and the aftermath of the September 11, 2001 terrorist attacks on the United States, cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects, adverse weather (such as hurricanes or monsoons) and seas, operational risks (such as blowouts and fires), limitations on (and increased deductible amounts under) the Registrant's insurance coverage, and requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation). All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant



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                                                                        FORM 8-K


cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in the report, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.



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                                                                        FORM 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                NOBLE CORPORATION



Date: July 24, 2003             By: /s/ MARK A. JACKSON
                                    --------------------------------------------
                                    Mark A. Jackson,
                                    Senior Vice President-Finance,
                                    Chief Financial Officer, Treasurer,
                                    Controller and Assistant Secretary



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                                                                        FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------
Exhibit 99.1               Noble Corporation Press Release dated July 24, 2003,
                           announcing the financial results for the quarter
                           ended June 30, 2003.



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